UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

PFO GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-167380	65-0434332
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

14401 Beltwood Parkway W., Suite 115 Farmers Branch, Texas	75244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 251-4333

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On May 17, 2016, PFO Global, Inc. (the “Company”) intends to present and/or distribute to certain investors and noteholders and utilize a slide presentation, which is attached to this Current Report on Form 8-K as Exhibit 99.1. This presentation contains certain information about the Company’s results of operations and financial condition as of March 31, 2016. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

The disclosure set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Investor Presentation, dated May 17, 2016 (furnished herewith pursuant to Items 2.02 and 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PFO GLOBAL, INC.

Date: May 17, 2016	By:	/s/ Brigitte Rousseau
	Name:	Brigitte Rousseau
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Investor Presentation, dated May 17, 2016 (furnished herewith pursuant to Items 2.02 and 7.01).